                                                                   EXHIBIT 10.47


                        FOURTH AMENDMENT TO INITIAL LEASE

         This Fourth Amendment to Initial Lease (this "AMENDMENT") is made and entered into this 30th day of November, 2001 by and between KEYSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("LANDLORD"), and BRIGHTPOINT, INC., a Delaware corporation ("TENANT").

                                    RECITALS

         WHEREAS, Corporate Drive Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Landlord ("CDA"), and Tenant previously executed and entered into that certain Lease dated June 6, 1995, as amended by that certain Amendment to Lease dated October 3, 1995 and that certain Second Amendment to Lease dated July 17, 1996 (as amended, the "INITIAL LEASE") for the property commonly known as 6402 Corporate Drive, Indianapolis, Indiana (the "ORIGINAL BUILDING"); and

         WHEREAS, CDA and Tenant previously executed and entered into that certain Lease (Building Expansion) dated July 17, 1996 (the "EXPANSION LEASE") pursuant to which the Original Building was expanded by approximately 77,680 square feet and leased to Tenant (the "EXPANSION AREA"); and

         WHEREAS, Landlord and Tenant previously executed and entered into that certain Amendment to Initial Lease and Termination of Expansion Lease (the "THIRD AMENDMENT") dated September 28, 2001; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Third Amendment; and

         WHEREAS, the Third Amendment terminated the Expansion Lease as of the date thereof for all relevant purposes; and

         WHEREAS, the Initial Lease has previously terminated as to, and Tenant has previously surrendered to Landlord, the Surrendered Space and Additional Termination Area #1 (such areas, the "VACATED SPACE"); and

         WHEREAS, Tenant has previously surrendered to Landlord Additional Termination Area #3, Additional Termination Area #4 and Additional Termination Area #5 pursuant to Section 5 of the Third Amendment by the notice to Landlord attached hereto as EXHIBIT A and such areas constitute Relinquished Areas within the meaning of the Third Amendment (such areas, the "SURRENDERED TERMINATION AREAS"); and

         WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Vacated Space; and

         WHEREAS, Tenant desires to temporarily resume occupancy of the Surrendered Termination Areas, and Landlord desires to temporarily permit Tenant to resume occupancy of the Surrendered Termination Areas; and

         WHEREAS, Landlord and Tenant desire to amend and modify the Initial Lease, as previously amended and modified by the Third Amendment (the Initial Lease, as amended by the Third Amendment, the "LEASE") on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Landlord and Tenant agree as follows:

         1. RECITALS. The foregoing recitals are hereby incorporated into the body of this Amendment as if more fully re-written and re-stated herein.

         2. DEMISE; CONSENT.

            2.1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Vacated Space and the Surrendered Termination Areas (the "OCCUPANCY AREA.") for a period commencing as of the date hereof (the "OCCUPANCY COMMENCEMENT DATE") and expiring on the last day of the calendar month in which the sixtieth (60th) day after the date hereof occurs (such period, the "INITIAL OCCUPANCY TERM").

            2.2. Tenant shall use, occupy and lease the Occupancy Area, subject to all of the terms, conditions and limitations contained in the Lease, except as amended hereby.

            2.3. Tenant shall have two (2) options to extend the Initial Occupancy Term (each, a "RENEWAL OPTION") for a period of thirty (30) days each (each a "RENEWAL PERIOD") by delivery of written notice to Landlord not less than ten (10) business days prior to the expiration of the Initial Occupancy Term or the expiration of the first Renewal Period, as the case may be, (the Initial Occupancy Term as extended by either or both of the Renewal Periods, the "OCCUPANCY TERM") provided that (i) no Default Condition exists; and (ii) no Bankruptcy Event has occurred.

            2.4. From and after the expiration of the Occupancy Term, Landlord's consent to the resumption by Tenant of its use and occupancy of the Surrendered Termination Areas shall be deemed revoked and of no further force and effect and the provisions of Section 5 hereof shall be applicable.

            2.5. Without limitation of the foregoing, for purposes of this Amendment, the Expansion Area is intended to be leased by Landlord to Tenant, and made subject to, the Lease as if the Expansion Area were included within the definition of Leased Premises contained in the Initial Lease such that Tenant's rights and obligations pursuant to the Lease as to the Vacated Space shall include the Expansion Area for all relevant purposes.

         3. RENT. Notwithstanding anything contained in the Lease to the contrary, from and after the Occupancy Commencement Date until the expiration of the Occupancy Term (the date of such expiration, the "OCCUPANCY EXPIRATION DATE"), Tenant shall pay monthly Base Rent to Landlord with respect to the Occupancy Area (the "OCCUPANCY AREA BASE RENT") of $47,240.83 per month, which Occupancy Area Base Rent shall by payable in advance on or prior to the first day of each month in accordance with Section 3 of the Initial Lease. The Occupancy Area Base Rent shall be payable by Tenant to Landlord directly in addition to, and without limitation of, the amounts due and owing from Tenant to Landlord pursuant to the Third Amendment. Tenant shall be obligated to pay for all utilities. During the Occupancy Term, no Additional Rent shall be payable from Tenant to Landlord pursuant to the Third Amendment on account of the Occupancy Area (provided that the foregoing shall be without limitation upon Tenant's obligations with respect to the Office Area).

         4. REPAIRS AND MAINTENANCE. Notwithstanding anything contained in the Third Amendment to the contrary, during the Occupancy Term, Tenant shall be obligated to (i) maintain the insurance on the Occupancy Area; and (ii) repair and maintain such Occupancy Area in accordance with the Initial Lease until the Occupancy Expiration Date (or sooner termination of the Lease as amended hereby); provided, however, that Tenant shall not be obligated to perform any structural repairs, maintenance or replacement unless occasioned by any negligence, intentional act or willful misconduct of Tenant or its employees, contractors or agents. Without limitation of the foregoing, Landlord shall have no obligation to repair and maintain the Occupancy Area during the Occupancy Term.

         5. SURRENDER.

            5.1. As of the Occupancy Expiration Date (or the sooner termination of the Lease), Tenant shall vacate the Occupancy Area in the condition required by Section 18 of the Initial Lease. Without limitation of the foregoing, Tenant shall remove the Tenant Property on or prior to the Occupancy Expiration Date. In the event that Tenant does not vacate the Occupancy Area on or prior to the Occupancy Expiration Date (or the sooner termination of the Lease), Landlord shall have all of the rights and remedies contemplated by the Initial Lease with respect to the original Leased Premises as to the Occupancy Area, including, but not limited to, the right to collect hold over rent, and such failure shall constitute a Default Event.

            5.2. From and after the Occupancy Expiration Date (or the sooner termination of the Lease), the Surrendered Termination Areas shall again constitute Relinquished Areas as contemplated by the Third Amendment.

            5.3. As of the Occupancy Expiration Date, the Lease (as amended hereby) shall terminate as to the Vacated Space and neither Tenant nor Landlord shall have any further liability or obligation with respect to the Lease (as amended hereby) as to the Vacated Space except for those liabilities and obligations of Tenant and Landlord relative to the Occupancy Term that expressly survive a termination of the Lease as to the Vacated Space (which shall constitute Surviving Liabilities of Tenant and Surviving Liabilities of Landlord, respectively) and Surviving Liabilities of Tenant and Surviving Liabilities of Landlord for the applicable portion of the Vacated Space for the period prior to the deletion of such space from the Lease pursuant to the Third Amendment.

         6. ADDITIONAL MATTERS.

            6.1. During the Occupancy Term, the terms of Section 15 of the Third Amendment shall be of no force and effect with respect to the Occupancy Area.

            6.2. Notwithstanding anything contained herein to the contrary, Landlord hereby retains any and all rights Landlord may have pursuant to the Third Amendment to: (i) the Termination Fee, the Expiration Deposit and the Rent Deposit; (ii) to collect the Expiration Payments when due and owing pursuant to the Third Amendment; (iii) to collect the Base Rent and the Occupancy Area Base Rent in the amounts and at the times contemplated by the Third Amendment; (vi) to exercise any and all rights Landlord may have pursuant to Section 7 and
Section 8 of the Third Amendment, which rights shall be applicable to the Occupancy Area during the Occupancy Term and shall be superior to Tenant's rights hereunder, except as set forth in SECTION 6.3 below; and (v) any rights Landlord may have to pursuant to Section 9 of the Third Amendment.

            6.3. If the Lease is terminated pursuant to the Third Amendment, the rights of Tenant hereunder to the Occupancy Area shall be simultaneously terminated; provided, however, that Landlord shall have no right to terminate Tenant's rights hereunder pursuant to Section 7.1 of the Third Amendment during the Occupancy Term. Nothing contained herein shall be construed to reinstate the Expansion Lease.

         7. SUCCESSORS AND ASSIGNS. This Amendment and all covenants, terms and conditions hereof shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         8. CONFLICT. Except as amended hereby, the Lease shall be and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall control.

         9. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of identical counterparts, all of which, when taken together, shall constitute the same instrument. An executed facsimile copy of this Amendment shall be deemed an original for all relevant purposes.

                           [Signature Page to Follow]



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


         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first above written.


                                           LANDLORD:

                                           KEYSTONE OPERATING PARTNERSHIP, L.P.,
                                           a Delaware  limited partnership

                                           By:  Keystone Property Trust
                                           Its: Sole General Partner


                                           By: /s/ STEPHEN J. BUTTE
                                              ----------------------------------
                                           Name: STEPHEN J. BUTTE
                                                --------------------------------
                                           Title: VICE PRESIDENT
                                                 -------------------------------

                                           TENANT:

                                           BRIGHTPOINT, INC.,
                                           a Delaware corporation


                                           By: /s/ PHILLIP A. BOUNSALL
                                              ----------------------------------
                                           Name: PHILLIP A. BOUNSALL
                                                --------------------------------
                                           Title: EXECUTIVE VICE PRESIDENT
                                                 -------------------------------
                                                  AND CHIEF FINANCIAL OFFICER
                                                 -------------------------------

                                    EXHIBIT A



                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                        INDIANAPOLIS, INDIANA 46278-2913

                                October 15, 2001



Timothy A. Peterson
Keystone Property Trust
200 Four Falls Corporate Center
West Conshohocken Pennsylvania 19428

         Re:  6402 Corporate Drive, Indianapolis, Indiana

Dear Tim:

         Reference is made hereby to that certain Amendment to Initial Lease and Termination of Expansion Lease (the "Amendment") by and between Keystone Operating Partnership, L.P. and Brightpoint, Inc. Capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Amendment.

         Tenant hereby surrenders Additional Termination Area #3, Additional Termination Area #4 and Additional Termination Area #5 (the "Surrendered Areas") to Landlord pursuant to Section 5 of the Amendment such that the Surrender Areas shall constitute Relinquished Areas within the meaning of Section 5 of the Amendment.

                                           Sincerely,


                                           BRIGHTPOINT, INC.,
                                           a Delaware corporation


                                           By: /s/ PHILLIP A. BOUNSALL
                                              ----------------------------------
                                           Name: PHILLIP A. BOUNSALL
                                                --------------------------------
                                           Title: EXECUTIVE VICE PRESIDENT
                                                 -------------------------------
                                                  AND CHIEF FINANCIAL OFFICER
                                                 -------------------------------




                                      A-1